MFS(R) INSTITUTIONAL TRUST:

                   MFS Institutional International Equity Fund
              MFS Institutional International Research Equity Fund

                        Supplement to Current Prospectus:


Effective immediately, the following is added to this Prospectus, with respect to MFS Institutional International Research Equity Fund only:

The Board of Trustees which oversees the MFS Institutional International Research Equity Fund (the "Fund"), a series of MFS Institutional Trust (the "Trust"), has voted to terminate the Fund effective July 20, 2007, or as soon thereafter as practicable. As a result, shares of the Fund are no longer available for purchase. This Supplement also serves as formal notice of the Fund's termination pursuant to Section 9.2(a) of the Trust's Amended and Restated Declaration of Trust. Please contact an Institutional client services representative via e-mail at institutionalclientservice@mfs.com or via telephone at (877) 960-6077 for further information.

Effective immediately, footnote (2) beneath the table in the sub-section entitled "Expense Summary - Expense Table" is restated as follows, with respect to MFS Institutional International Equity Fund only:

Effective August 1, 2007, MFS has agreed in writing to reduce its management fee for MFS Institutional International Equity Fund to 0.75% annually on the first $1.0 billion, 0.70% on the next $1.5 billion, and 0.65% in excess of $2.5 billion, of the fund's average daily net assets. This written agreement will remain in effect until modified by the funds' Board of Trustees. In addition, MFS has agreed in writing to bear the MFS Institutional International Equity Fund's expenses such that "Total Expenses," determined without giving effect to the expense offset arrangement described in footnote (1), do not exceed 0.75% annually of the fund's average daily net assets. This written agreement excludes taxes, extraordinary expenses, brokerage and transaction costs and investment-related expenses, and will continue until October 31, 2008.

Effective  immediately,   the  second  paragraph  of  the  sub-section  entitled
"Management of the Fund - Investment Adviser" is restated as follows, with respect to MFS Institutional International Equity Fund only:

For the fiscal year ended June 30, 2006, MFS Institutional International Equity Fund paid MFS an effective management fee equal to 0.75% of the fund's average daily net assets. The management fee set out in the Investment Advisory Agreement for MFS Institutional International Equity Fund is 0.75% annually of the fund's average daily net assets. Effective August 1, 2007, MFS has agreed in writing to reduce its fee for MFS Institutional International Equity Fund to 0.75% annually on the first $1.0 billion, 0.70% on the next $1.5 billion, and 0.65% in excess of $2.5 billion, of the fund's average daily net assets. This written agreement will remain in effect until modified by the funds' Board of Trustees.

                 The date of this Supplement is August 1, 2007.